Exhibit B-1












                             SUPPLEMENTAL EXECUTIVE

                                 RETIREMENT PLAN


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                               TABLE OF CONTENTS


INTRODUCTION.................................................................1

SECTION 1

Definitions..................................................................1

1.1    "Benefit Accrual Service".............................................1

1.2    "Board" ..............................................................1

1.3    "Chief Executive Officer".............................................1

1.4    "Committee"...........................................................1

1.5    "Company".............................................................1

1.6    "Disability Pension"..................................................1

1.7    "Disability Retirement"...............................................1

1.8    "Disability Retirement Date"..........................................2

1.9    "Early Pension".......................................................2

1.10   "Early Retirement"....................................................2

1.11   "Early Retirement Date"...............................................2

1.12   "Earnings"............................................................2

1.13   "Employee"............................................................2

1.14   "Final Average Earnings"..............................................2

1.15   "Member"..............................................................2

1.16   "Normal Pension"......................................................2

1.17   "Normal Retirement" or "Postponed Retirement".........................2

1.18   "Normal Retirement Date"..............................................2

1.19   "Pension Offset"......................................................2

1.20   "Plan"................................................................3


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1.21   "Postponed Pension"...................................................3

1.22   "Postponed Retirement Date"...........................................3

1.23   "Retirement Benefit"..................................................3

1.24   "Retirement Date".....................................................4

1.25   "Retirement Plan".....................................................4

1.26   "Savings Plan"........................................................4

1.27   "Service".............................................................4

1.28   "Surviving Spouse Pension"............................................4

1.29   "Vested Pension"......................................................4

1.30   "Years of Service"....................................................4

SECTION 2

Membership...................................................................4

2.1    Membership............................................................4

2.2    Continuation of Membership............................................4

2.3    Discontinuation of Membership.........................................5

SECTION 3

Normal and Postponed Retirement Benefits.....................................5

3.1    Normal and Postponed Retirement Dates.................................5

3.2    Normal and Postponed Retirement Pension...............................5

3.3    Normal Pension........................................................5

SECTION 4

Early Retirement Benefits....................................................6

4.1    Early Retirement Date.................................................6

4.2    Early Retirement Pension..............................................6


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4.3    Early Pension.........................................................6

SECTION 5

Disability Retirement Benefits...............................................6

5.1    Disability Retirement Date............................................6

5.2    Disability Retirement Pension.........................................6

5.3    Disability Pension....................................................6

SECTION 6

Death Benefits...............................................................7

6.1    Surviving Spouse Pension..............................................7

SECTION 7

Benefits Upon Other Termination of Employment................................8

7.1    Vesting...............................................................8

7.2    Vested Pension........................................................8

SECTION 8

Payment of Benefits..........................................................8

8.1    Retirement Pensions...................................................8

8.2    Surviving Spouse Pensions.............................................8

8.3    Vested Pensions.......................................................8

8.4    Form of Benefits......................................................9

8.5    Source of Benefits....................................................9

SECTION 9

Medical Benefits.............................................................9

9.1    Supplemental Retiree Medical Benefits.................................9

SECTION 10


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Administration of the Plan...................................................9

10.1   Plan Administrator....................................................9

10.2   Powers and Duties of the Plan Administrator..........................10

SECTION 11

Miscellaneous...............................................................10

11.1   Rights of Employees..................................................10

11.2   Governing Law........................................................10

11.3   Nonalienation of Benefits............................................10

11.4   Binding Agreement....................................................10

11.5   Payment to Representatives...........................................10

11.6   Change of Control....................................................11

11.7   Effect of Employment Agreement.......................................11

SECTION 12

Amendment or Termination of the Plan........................................11

12.1   Amendment............................................................11

12.2   Termination..........................................................11

12.3   Reservation of Accrued Vested Benefits...............................12

APPENDIX A

Participating Companies.....................................................13


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                                  INTRODUCTION

The Formica Corporation Supplemental Executive Retirement Plan set forth herein is intended to be an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees, as described in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

The purpose of the Plan is to supplement other sources of retirement income provided by the Company and by the Social Security Act so as to provide a competitive level of total benefits for retiring executives or surviving spouses of deceased executives, in order to attract, retain and motivate selected executives of the Company.


                                    SECTION 1

Definitions

The following words and phrases as used herein have the following meanings unless a different meaning is plainly required by the context:

1.1 "Benefit Accrual Service" means those years of Benefit Accrual Service credited to the Member under the Retirement Plan, excluding any years accrued prior to 1998.

1.2 "Board" means the board of directors of Formica Corporation, except that any action which could be taken by the Board may also be taken by a duly authorized committee of the Board.

1.3 "Chief Executive Officer" means the Chief Executive Officer of Formica Corporation.

1.4 "Committee" means the committee appointed by the Board to administer the Plan or the Board itself.

1.5 "Company" means, individually (i) Formica Corporation, with respect to its Employees, and (ii) any subsidiary or affiliate of Formica Corporation that is designated by the Board and that adopts the Plan, with respect to its Employees. Companies participating in the Plan are listed in Appendix A.

1.6     "Disability Pension" means the disability pension benefit as defined in
        Section 5.3 (Disability Pension).

1.7 "Disability Retirement" means termination of employment on the Disability Retirement Date.


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1.8     "Disability Retirement Date" means the first day of any month on which a
        Member retires in accordance with Section 5 (Disability Retirement).

1.9     "Early Pension" means the early pension benefit as defined in Section
        4.3 (Early Pension).

1.10 "Early Retirement" means termination of employment on the Early Retirement Date.

1.11 "Early Retirement Date" means the first day of the month coinciding with or next following a Member's Severance from Service Date, provided such date is earlier than the Member's Normal Retirement Date and after the Member has attained age 55 and completed five Years of Service.

1.12 "Earnings" means a Member's total cash compensation in respect of a calendar year, including any such compensation which is deferred under a qualified (e.g., a plan established under Section 125 or Section 401(k) of the Internal Revenue Code of 1986, as amended) or nonqualified plan of the Company; provided, however, that "Earnings" in respect of calendar year 1998 shall mean a Member's total cash compensation in respect of calendar year 1998, multiplied by 150%.

1.13    "Employee" means any person who is a common-law employee of the Company.

1.14 "Final Average Earnings" means the highest amount obtainable by averaging a Member's Earnings paid in respect of the lesser of (i) any three, or (ii) all, calendar years of employment with the Company after 1997.

1.15 "Member" means an Employee who is an executive of the Company and who is included in the Plan as provided in Section 2 (Membership).

1.16 "Normal Pension" means the normal pension benefit before offset, as defined in Section 3.3 (Normal Pension).

1.17 "Normal Retirement" or "Postponed Retirement" means termination of employment on the Normal Retirement Date or the Postponed Retirement Date, whichever is applicable.

1.18 "Normal Retirement Date" means the first day of the calendar month coincident with or next following the Member's attainment of age 65 or, if a Member's combined age and Service total 65, the first day of the calendar month coincident with or next following the Member's attainment of age 62 (or such later age when age and Service first total 65).

1.19    "Pension Offset" means the sum of:

        (i) that portion of the annual pension benefit payable (or that would be payable at the earliest time such benefits could be paid if application were made at such time) to the Member as a pension, excluding any qualified domestic relations order benefits


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              which may be payable to an alternate payee, under the Retirement
              Plan, which constitutes the benefit accrual attributable to Executive's employment with the Company after 1997. Such offset shall be computed as if such benefits commenced under the applicable plan as of the same date that benefits commence under this Plan, and as if the form of benefit, and any designated beneficiary or joint annuitant, if any, under such other plan was the same as the form of payment and designated beneficiary or joint annuitant, if any, under this Plan. In the event that payments commence under this Plan as of a date earlier than the date benefits can first commence under any such other plan, the offset for benefits payable from such other plan shall be applied when the Member can first elect to commence benefits under such other plan;

        (ii) 100% of the Member's annual primary Social Security benefit calculated under Title II of the Social Security Act as in effect at the time his benefit under the Plan commences. In the event that the Member's Retirement Date hereunder precedes the date such Social Security benefit commences, the offset for the Member's Social Security benefit shall first be effective when such Social Security benefits commence. The Committee may condition receipt of benefits under the Plan upon the Member providing evidence of the amount of Social Security benefits to which he is entitled; and

        (iii) the equivalent actuarial value of (i) the Member's Profit Sharing Contribution Account under the Savings Plan as of the date that the Pension Offset is applied (including any Profit Sharing Contributions later allocated to the Member's Profit Sharing Contribution Account for the year in which the Pension Offset is determined), plus (ii) any amounts previously distributed (excluding loans from the Plan which have been repaid in their entirety) from the Member's Profit Sharing Contribution Account under the Savings Plan. Such equivalent actuarial value shall be determined by converting such amounts to an equivalent annual lifetime annuity payable at the Member's Retirement Date using the then current Retirement Plan's mortality and interest assumptions.

1.20 "Plan" means the Formica Corporation Supplemental Executive Retirement Plan, as embodied herein and as may be amended from time to time.

1.21    "Postponed Pension" means the postponed pension benefit, as defined in
        Section 3 (Normal and Postponed Retirement Benefits).

1.22 "Postponed Retirement Date" means the first day of the calendar month following the Member's Normal Retirement Date upon which the Member retires in accordance with Section 3.1 (Normal and Postponed Retirement Dates).

1.23 "Retirement Benefit" means the Normal, Early Disability or Postponed Retirement benefit, whichever is applicable, determined in accordance with Sections 3, 4 and 5.


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1.24    "Retirement Date" means the Normal, Early, Disability or Postponed
        Retirement Date, whichever is applicable.

1.25 "Retirement Plan" means the Formica Corporation Employee Retirement Plan, or any successor plan, as in effect upon the Member's Retirement Date or termination of Service, if earlier.

1.26 "Savings Plan" means the Formica Corporation Employees Savings Plan for Employees Not Covered by a Collective Bargaining Agreement as adopted effective May 30, 1985, and as thereafter amended from time to time.

1.27 "Service" means a Member's period of employment with the Company or its subsidiaries or affiliates.

1.28 "Surviving Spouse Pension" means the death benefit payable to the spouse of the Member in accordance with Section 6 (Death Benefits).

1.29 "Vested Pension" means the pension benefit payable to a Member terminating employment at other than death, Disability Retirement Date, Early Retirement Date, Normal Retirement Date or Postponed Retirement Date, as defined in Section 7.2 (Vested Pension).

1.30 "Years of Service" are those Years of Service credited to the Member under the Retirement Plan, excluding, for purposes of Section 3.3, any years credited prior to 1998.

The masculine pronoun wherever used shall include the feminine pronoun and the singular, the plural.


                                    SECTION 2

Membership

2.1     Membership:

        Those executive Employees who have been selected by the Committee to become Members in the Plan.

2.2     Continuation of Membership:

        An Employee who has become a Member in accordance with Section 2.1 shall continue as a Member as long as he continues in the employment of the Company and thereafter as long as he is entitled to benefits under the Plan.


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2.3     Discontinuation of Membership:

        A Member shall cease to be such and shall forfeit all rights to unpaid benefits otherwise payable to him or with respect to him under the Plan if the Board gives him written notice of its findings that he has entered into employment with any direct competitor of the Company who is engaged in the manufacture or sale of high pressure decorative laminate. A Member who ceases to be such for the above cause shall forfeit all rights to any pension benefits payable to him or with respect to him, and the vesting provisions of Section 7.1 shall be void.


                                    SECTION 3

Normal and Postponed Retirement Benefits

3.1     Normal and Postponed Retirement Dates:

        A Member may retire on his Normal Retirement Date, or if not so retired, he may retire on the first day of the calendar month coincident with or next following his severance from Service, his "Postponed Retirement Date".

3.2     Normal and Postponed Retirement Pension:

        A Member who retires at his Normal or Postponed Retirement Date shall be entitled to an annual pension for such Member's life, payable monthly, commencing upon the Member's Retirement Date, equal to the excess, if any, of his Normal Pension, determined in accordance with Section 3.3, over his Pension Offset.

3.3     Normal Pension:

        The annual Normal Pension of a Member who has completed at least 25 Years of Service is 60% of his Final Average Earnings. The annual Normal Pension of a Member who has completed less than 25 Years of Service is 7.5% of his Final Average Earnings multiplied by the number of years of his Benefit Accrual Service. The maximum annual Normal Pension payable shall be $500,000.

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                                    SECTION 4

Early Retirement Benefits

4.1     Early Retirement Date:

        A Member who has attained age 60 and has completed five Years of Service may elect to retire on an Early Retirement Date.

4.2     Early Retirement Pension:

        A Member who retires on his Early Retirement Date shall be entitled to an annual pension, payable monthly, equal to the excess, if any, of his Early Pension, determined in accordance with Section 4.3, over his Pension Offset.

4.3     Early Pension:

        A Member's annual Early Pension shall equal his Normal Pension (as determined in accordance with Section 3.3 (Normal Pension)), reduced by 1/4 of 1% for each month by which the Member's Early Retirement Date precedes his Normal Retirement Date.


                                    SECTION 5

Disability Retirement Benefits

5.1     Disability Retirement Date:

        The date on which it is determined that a Member who is totally and permanently disabled, as defined in the Retirement Plan, and who has completed at least five Years of Service shall be entitled to receive a Disability Pension.

5.2     Disability Retirement Pension:

        A Member who retires at a Disability Retirement Date shall be entitled to an annual pension, payable monthly, equal to the excess, if any, of his Disability Pension, determined in accordance with Section 5.3, over his Pension Offset.

5.3     Disability Pension:

        A Member's annual Disability Pension shall equal his Normal Pension (as determined in accordance with Section 3.3 (Normal Pension)), reduced by any benefits payable pursuant to the Company's long-term disability plan and any similar federal and state plans.


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        A Member who is receiving a Disability Pension hereunder shall furnish medical evidence acceptable to the Committee and/or shall submit to a medical examination, in either case at the Committee's request (but not more often than once every six months), to enable the Committee to determine whether or not such Member is entitled to continue to receive a Disability Pension. If the Committee determines that such Member is no longer totally and permanently disabled as defined in the Retirement Plan, no further Disability Pension will be paid to such Member. In the event that a Member refuses to or fails to furnish acceptable medical evidence or submit to a medical examination, as above provided, no Disability Pension will be paid to such Member for the period of such refusal or failure.

        If a Member recovers from his total and permanent disability and thereupon returns to the active service of the Company, (i) his credits will commence to accrue again as of the date of such return, (ii) he will retain all credits for Service prior to the date as of which he became entitled to receive a Disability Pension hereunder, and (iii) the entire period of such total and permanent disability will be deemed to be Service of such Member.


                                    SECTION 6

Death Benefits

6.1     Surviving Spouse Pension:

        In the event of the death while an active Employee before retirement of a Member who has completed five Years of Service and who is survived by a spouse to whom he was married continuously during the one-year period ending on the date of his death, such surviving spouse shall automatically receive an annual Surviving Spouse Pension in an amount equal to one-half of the amount of Normal, Early or Postponed Retirement Benefit, whichever is applicable, which would have been payable to the spouse if the Member had retired on the day preceding his death, and commenced receiving benefits in the form of a qualified joint and survivor annuity, as defined in the Retirement Plan, with a 50% survivor annuity payable to the spouse. If the Member at the date of death was not eligible to retire under the Plan and receive a benefit under the Plan at a Normal, Early, or Postponed Retirement Date, then the Member's surviving spouse shall receive an automatic Surviving Spouse Pension in an amount equal to the amount that would have been payable to the spouse had the Member separated from Service on the date of his death, survived to the earliest date he could have retired and received a benefit under the Plan, and retired on such date with a benefit in the form of a qualified joint and survivor annuity with a 50% survivor annuity payable to the spouse, and died on the next day. Such Surviving Spouse Pension shall be payable monthly to the surviving spouse as of the first day of the month coinciding with or next following the date the Member would have attained his 55th birthday.


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                                    SECTION 7

Benefits Upon Other Termination of Employment

7.1     Vesting:

        If a Member's employment with the Company ceases for any reason other than Normal or Postponed Retirement, Early Retirement, Disability Retirement, or death after completing five or more Years of Service, he shall be entitled to a fully vested benefit determined in accordance with Section 7.2.

7.2     Vested Pension:

        A Member's annual Vested Pension, reduced by his Pension Offset, shall be determined in accordance with Section 3 (Normal and Postponed Retirement Benefits), assuming commencement at age 65, and the pension benefit payable from the Plan will commence at age 65 or, if the Member's age and Service total at least 65, the pension benefit payable from the Plan will commence at age 62 (or at such later age when age and Service first total 65). Upon application by such Member, the Member shall be able to have his Vested Pension, including Pension Offset, redetermined based upon an earlier benefit commencement in accordance with Section 4 (Early Retirement Benefits).


                                    SECTION 8

Payment of Benefits

8.1     Retirement Pensions:

        Normal, Early, Disability and Postponed Pensions are payable in monthly installments as of the first day of each month commencing with the Member's Retirement Date and ceasing with the last payment due under the form of payment in effect, or if benefits were payable by reason of total and permanent disability, on the first day of the month in which the Member fails to be so disabled.

8.2     Surviving Spouse Pensions:

        Surviving Spouse Pensions are payable in monthly installments as of the first day of each month in accordance with Section 6.1 and ceasing with the last payment due prior to the surviving spouse's death.

8.3     Vested Pensions:

        Vested Pensions are payable in monthly installments as of the first day of each month in accordance with Section 7.2 and ceasing with the last payment due under the form of payment in effect.


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8.4     Form of Benefits:

        Payments under this Plan shall be paid in the same form (other than as a single lump sum) as benefits to the Member under the Retirement Plan. In the event that benefits commence under this Plan prior to the time benefits commence under the Retirement Plan, benefits under this Plan shall be paid in a straight life annuity. If the form of payment is a form other than a straight life annuity for the Member's life only, the benefit payable (prior to application of the Pension Offset) shall be the actuarial equivalent, as defined in the Retirement Plan, of the benefit payable to the Member in a straight life annuity form. All payments of retirement benefits shall be reduced by the amounts of applicable Federal, state and local withholding taxes.

8.5     Source of Benefits:

        Benefits under the Plan shall not be prefunded, but shall be paid by the Company as and when they become due as provided herein, and the interest of the Member and his spouse in any benefits under the Plan shall be only that of an unsecured creditor of the Company.


                                    SECTION 9

Medical Benefits

9.1     Supplemental Retiree Medical Benefits:

        A Member who terminates from Service after attaining age 50 and completing at least five Years of Service, but prior to attaining age 55, shall receive retiree medical benefits for 36 months (or until attainment of age 55, if earlier) equal to those benefits provided by the Company under its retiree medical reimbursement plan (or an equivalent plan provided by the Company) upon attaining age 55.


                                   SECTION 10

Administration of the Plan

10.1    Plan Administrator:

        The Committee shall be the Plan Administrator, except with respect to any matter relating exclusively to a member of the Committee in which case the Board shall serve as the Plan Administrator. The Committee may delegate to any management committee, employee, director or agent its responsibility to perform any act hereunder, including without limitation those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at its discretion.


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10.2    Powers and Duties of the Plan Administrator:

        The Committee, in addition to all the powers and duties specified in the various provisions of the Plan, shall have the right to interpret the Plan and to decide any matter arising in connection with the administration of the Plan, including authority to determine eligibility for benefits and to remedy possible ambiguities, inconsistencies, or omissions in the Plan.


                                   SECTION 11

Miscellaneous

11.1    Rights of Employees:

        Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Company to dismiss or otherwise terminate the employment of, or change the terms of employment or amount of compensation of, any Employee at any time for any reason.

11.2    Governing Law:

        The Plan shall be construed in accordance with the laws of the State of New Jersey, excluding any provisions thereof that would require the application of the laws of another jurisdiction.

11.3    Nonalienation of Benefits:

        No benefit payable hereunder may be assigned, pledged, mortgaged or otherwise alienated, and, except to the extent required by applicable law, no such benefit shall be subject to legal process or attachment for the payment of any claims of a Member or other beneficiary.

11.4    Binding Agreement:

        The Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Member and the Member's next of kin, legatees, administrators, executors, legal representatives, designated beneficiary and estate.

11.5    Payment to Representatives:

        If a Member or a surviving spouse or other beneficiary of a Member entitled to receive any benefit hereunder is determined by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for any benefits, they shall be paid to the individual's duly appointed legal guardian, if any, and if no such guardian is appointed, to such persons as the Committee may designate. Such payment shall be, to the extent made, a complete discharge for such payments under the Plan.


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11.6    Change of Control:

        Notwithstanding anything in the Plan to the contrary (other than the provisions of Section 11.7), upon the occurrence of a "Change of Control" (as defined in any Company plan or any Member's employment contract), or upon the Company's termination of the Member's employment without "Cause" (as defined in his or her employment contract or any Company plan) or the Member's termination of his or her employment with "Good Reason" (as defined in his or her employment contract or any Company plan) in contemplation of, or within six months of, a Change of
        Control: (a) Reductions (except for the Pension Offset) shall no longer be made in such Member's Early, Disability or Vested Pension; (b)
        Section 2.3 shall no longer apply; (c) Such Member shall immediately become entitled to a fully vested benefit based on his or her Years of Service to date; and (d) Such Member and his or her surviving spouse shall receive, prior to the Change of Control, a lump sum cash distribution in an amount equal to the present value of his or her unpaid accrued benefits hereunder, in full satisfaction of all present and future Plan liability with respect to him or her.

11.7    Effect of Employment Agreement:

        Notwithstanding anything in the Plan to the contrary, if a Member is a party to an employment contract, then the provisions of such contract shall take precedence over any conflicting provisions set forth in the Plan.


                                   SECTION 12

Amendment or Termination of the Plan

12.1    Amendment:

        The Board reserves the right at any time, and from time to time, to modify or amend, in whole or in part, any or all of the provisions of the Plan.

12.2    Termination:

        The Board shall have the right to terminate the Plan at any time.


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12.3    Reservation of Accrued Vested Benefits:

        No amendment or termination of the Plan shall serve to reduce the benefit accrued hereunder nor relieve the Company of its obligation for payment of such accrued benefits hereunder, determined as of the date of such amendment or termination, of a Member who, as of the date of such amendment or termination, has completed at least five Years of Service.


By:
    -----------------------------------


Title:                                  Attest:
       --------------------------------


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                                   APPENDIX A


Participating Companies

Formica Corporation


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